Exhibit 10.8.20.5

EXECUTION COPY

FIFTH AMENDMENT

TO

MULTICURRENCY CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This FIFTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of July 31, 2004, and entered into by and among WESTAFF, INC., a Delaware corporation (“Parent”), WESTAFF (USA), INC., a California corporation (“US Borrower”), WESTAFF (U.K.) LIMITED, a limited liability company incorporated under the laws of England and Wales (“UK Borrower”), WESTAFF SUPPORT, INC., a California corporation (“Term Borrower”, and together with US Borrower and UK Borrower, the “Borrowers”), the financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the US Revolving Lenders, the Term Lenders and the UK Revolving Lenders (as defined in the Credit Agreement referred to below).

Recitals

Whereas, the Parent, the Borrowers, the Lenders and Agents have entered into that certain Multicurrency Credit Agreement dated as of May 17, 2002 (as amended by that certain First Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of October 31, 2002, as further amended by that certain Second Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of June 13, 2003, that certain Third Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of September 3, 2003, and that certain Fourth Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of February 20, 2004, and as further modified by certain consents and waivers of the Lenders, the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan Documents; and

Whereas, the Requisite Lenders are willing to approve certain amendments requested by the Borrowers on the terms and conditions set forth in this Amendment (which Amendment shall be effective as of the date that all conditions to such effectiveness set forth herein have been satisfied).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the Parent, the Borrowers, the Lenders, and Agents agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1           Amendment to Section 1.5(a) of the Credit Agreement.  Section 1.5(a) of the Credit Agreement is hereby amended to delete all paragraphs but the first paragraph of such Section, including the grid contained therein,  and to replace them with the following:

“As of the Fifth Amendment Effective Date, the Applicable Margins are as follows:

Applicable Revolver Index Margin	0.25%

Applicable Revolver LIBOR Margin	2.50%

Applicable L/C Margin	2.50%

The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by Borrowers’ consolidated financial performance, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of Borrowers’ quarterly Financial Statements to Lenders for the Fiscal Quarter ending in October, 2004.  Adjustments in Applicable Margins shall be determined by reference to the following grids:

If Trailing 13-Fiscal Period EBITDA IS:	Level of Applicable Margins:
> $12.5 million	Level I
< $12.5 million, and > $8.8 million	Level II
< $8.8 million	Level III

	Applicable Margins
	Level I	Level II	Level III
Applicable Revolver Index Margin	0.00%	0.25%	0.50%
Applicable Revolver LIBOR Margin	2.25%	2.50%	2.75%
Applicable L/C Margin	2.25%	2.50%	2.75%

All adjustments in the Applicable Margins after October 2004 shall be implemented quarterly on a prospective basis based on the EBITDA (adjusted in accordance with the Fourth Amendment and Fifth Amendments) for Parent and its Subsidiaries on a consolidated basis for the 13 Fiscal Periods then ended, for each calendar month commencing at least 5 days after the date of delivery to Lenders of the quarterly unaudited Financial Statements evidencing the need for an adjustment.  Concurrently with the delivery of those Financial Statements, Borrower Representative shall deliver to Agents and Lenders a certificate, signed by a Financial Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins.  Borrowers hereby agree, that if at any time after receipt by the Applicable Agent of any audited Financial Statements required to be delivered hereunder, the Applicable Agent determines in its sole discretion that an unjustified reduction in the Applicable Margin has been granted to Borrowers, Borrowers shall pay upon demand therefore an amount equal to the difference between (i) the interest amount that should have been paid by Borrowers for such period but for such unjustified reduction in the Applicable Margin and (ii) the interest amount actually paid by Borrowers for such period.  Failure to timely deliver any Financial Statements required in this Section 1.5(a) shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required.  If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.”

1.2           Amendments to Section 1.6 of the Credit Agreement.  Section 1.6 of the Credit Agreement is hereby amended as follows:

(a)   Clause (e) is hereby amended to add the phrase “Other than Revenue Week Accounts,” at the beginning of such clause;

(b)   Clause (h) is hereby amended to add the following proviso at the end of such clause:  “provided that up to $2,500,000 of Accounts from state, county or municipal Governmental Authorities or departments, agencies or instrumentalities thereof may be Eligible Accounts without compliance with applicable state, county or municipal laws relating to assignments of claims”; and

(c)   Clause (s) is hereby deleted.

1.3           Amendments to Section 1.8(c) of the Credit Agreement.  Section 1.8(c) of the Credit Agreement is hereby amended to delete the next to the last sentence and to replace it with the following:

As used herein, the term “Applicable Percentage” shall mean (v)  three percent (3.0%), in the case of a prepayment on or prior to the first anniversary of the Closing Date, (w) two percent (2.0%), in the case of a prepayment after the first anniversary of the Closing Date but on or prior to the second anniversary thereof, (x) one percent (1.0%), in the case of a prepayment after the second anniversary of the Closing Date but on or prior to the third anniversary thereof, (y) one half of one percent (0.5%) in the case of a prepayment after the third anniversary of the Closing Date but on or prior to the fourth anniversary thereof, and (z) zero percent (0%) from and after the fourth anniversary of the Closing Date, provided however, that the Applicable Percentage shall be zero in the event such prepayment is made as a result of a Change of Control occurring after the third anniversary of the Closing Date.

1.4           Amendment to Section 1.13 of the Credit Agreement is amended to delete the word “three” in the next to the last sentence and to replace it with “two”

1.5           Amendments to Annex A (Definitions) of the Credit Agreement.  Annex A to the Credit Agreement is hereby amended to amend and/ to or add the following definitions as set forth below:

(a)   the following definitions in Annex A to the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“Availability Reserve” means zero.

“EBITDA” means with respect to any Person for any fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (v) any other non-cash gains that have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, and (vi) gains from foreign currency exchange adjustments, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) depreciation and amortization for such period, (v) amortized debt discount for such period, (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management or employees of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, (vii) losses from foreign currency exchange adjustments, (viii) write-down of good will, but without duplication and (ix) without duplication, premium or other expenses up to $2.5 million related to closing the Alternative Collateral Transaction for policy years 1992 through 2004, provided that the form and substance of the transaction is satisfactory to Lenders.  For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person without duplication: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person’s Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary and (10) subsequent to closing the Alternative Collateral Transaction, the income or expense charge required under generally accepted accounting principles to increase or decrease the reserves for workers’ compensation incurred claim losses relating to fiscal years 1992 through 2004, however, only to the extent such charges arise from periodic adjustments supported by actuarial review (excluding recurring monthly accruals) and only to the extent that such charges do not and will not result in any current or future cash outlays by any Credit Party or any of its Subsidiaries.

“Revenue Week Account’ means an Account for which the services have been performed and accepted by the customer (as evidenced by an approved time card) but for which an invoice has not been issued;

provided that each Revenue Week Account shall cease to be an Eligible Account upon the earlier of (x) seven (7) days after the receipt of the approved time card or (y) issuance of an invoice for such Account.”

“‘UK Borrowing Base’ means, as of any date of determination by UK Agent, from time to time, an amount equal to (a) up to 85% of the book value of UK Borrower’s Eligible Accounts (other than Revenue Week Accounts) in Pounds Sterling; plus (b) the lesser of (i) up to 50% of the book value of UK Borrower’s Revenue Week Accounts and (ii) the Pound Sterling Equivalent of $500,000; less (c) any Reserves established by UK Agent at such time.”

“‘US Borrowing Base’ means, as of any date of determination by US Agent, from time to time, an amount equal to (a) up to 85% of the book value of US Borrower’s Eligible Accounts (other than Revenue Week Accounts); plus the lesser of (i) up to 50% of the book value of US Borrower’s Revenue Week Accounts and (ii) $5,000,000; less (b) any Reserves established by US Agent at such time.”

(b)   the following new definitions are hereby added to Annex A to the Credit Agreement in the proper alphabetical order, which definitions shall read as follows:

“Alternative Collateral Transaction” means a transaction involving the restructuring of the existing workers compensation collateral program for Parent and its Subsidiaries, in form and substance satisfactory to Lenders and pursuant to documentation satisfactory to Lenders.

“‘Fifth Amendment’ means the Fifth Amendment to Multicurrency Credit Agreement and Consent of Guarantors, dated as of July       , 2004, among the Parent, the Borrowers, the Lenders and Agents.”

“‘Fifth Amendment Effective Date’ means the date on which the Fifth Amendment became effective in accordance with its terms.”

1.6           Amendments to Annex E (Financial Statements and Projections – Reporting), Annex F (Collateral Reports), and Annex G (Financial Covenants) to the Credit Agreement.

(a)   Annex E (Financial Statements and Projections – Reporting) to the Credit Agreement is amended to delete Paragraph (o) in its entirety.

(b)   Annex F (Collateral Reports) to the Credit Agreement is amended to delete Paragraph (b) in its entirety and to replace it with the following:

“To the Applicable Agent, upon the request of the Applicable Agent and in any event on the first Business Day of each week (together with a copy of all or any part of the following report requested by any Lender in writing after the Closing Date), a collateral report with respect to the Accounts of the US Borrowers and the UK Borrower, identifying the balance of all Accounts (other than Revenue Week Accounts) and the balance of all Revenue Week Accounts, and reflecting all collections of Accounts, in each case accompanied by such supporting detail and documentation as shall be requested by the Applicable Agent in its reasonable discretion, each of which shall be prepared by the Applicable Borrower as of the end of the immediately preceding week;”

(c)   Annex G (Financial Covenants) to the Credit Agreement is hereby amended as follows:

(a)  Paragraph (a) (Maximum Capital Expenditures) of Annex G of the Credit Agreement is hereby amended to increase the maximum Capital Expenditures permitted thereunder with respect to Fiscal Year 2004 from $2,500,000 to $5,000,000;

(b)  Paragraph (c) (Minimum EBITDA) of such Annex G is amended and restated in its entirety to read as follows:

“(c)         Minimum EBITDA  Parent and its Subsidiaries on a consolidated basis shall have at the end of each Fiscal Period set forth below,

(i)   EBITDA for the 13 Fiscal Periods then ended of not less than the amount set forth below for such period:

PERIOD	FISCAL PERIOD ENDING	MINIMUM EBITDA
Period 9, 2004	7/10/2004	$9,000,000
Period 10, 2004	8/7/2004	$9,000,000
Period 11, 2004	9/4/2004	$8,800,000
Period 12, 2004	10/2/2004	$8,300,000
Period 13, 2004	10/30/2004	$8,200,000
Period 1, 2005	11/27/2004	$8,000,000
Period 2, 2005	12/25/2004	$7,900,000
Period 3, 2005	1/22/2005	$8,200,000
Period 4, 2005	2/19/2005	$8,300,000
Period 5, 2005	3/19/2005	$8,500,000
Period 6, 2005	4/16/2005	$9,000,000
Period 7, 2005	5/14/2005	$8,900,000
Period 8, 2005	6/11/2005	$8,800,000
Period 9, 2005	7/9/2005	$9,200,000
Period 10, 2005	8/6/2005	$9,800,000
Period 11, 2005	9/3/2005	$10,500,000
Period 12, 2005	10/1/2005	$11,200,000

(ii) at the end of each Fiscal Quarter set forth below, EBITDA for the 13 Fiscal Periods then ended of not less than the amount set forth below for such period:

FISCAL QUARTER ENDING	MINIMUM EBITDA
10/29/2005	$11,900,000
1/21/2006	$12,000,000
4/15/2006	$12,000,000
7/8/2006	$12,000,000
10/28/2006	$14,000,000

(iii) at the end of each Fiscal Quarter after October 28, 2006, EBITDA for the 13 Fiscal Periods then ended of not less than $14,000,000 and (c) to delete Paragraph (d) (Minimum Domestic EBITDA) of such Annex G in its entirety.

1.7           Amendments to Exhibit 1.1(a)(i) (Combined Notice of Revolving Credit Advance and Collateral Activity Report) and Exhibit 4.1(b) (Borrowing Base Certificate) to the Credit Agreement.

(a)   Exhibit 1.1(a)(i) to the Credit Agreement is hereby amended and restated in its entirety by substituting therefore Schedule 1/Exhibit 1.1(a)(i)  attached hereto, such that Schedule 1/Exhibit 1.1(a)(i) shall be Exhibit 1.1(a)(i) under the Credit Agreement; and

(b)   Exhibit 4.1(b) to the Credit Agreement is hereby amended and restated in its entirety by substituting therefore Schedule 2/Exhibit 4.1(b)  attached hereto, such that Schedule 2/Exhibit 4.1(b) shall be Exhibit 4.1(b) under the Credit Agreement.

1.8           Deletion of Covenant Under Fourth Amendment.  The covenant set forth in Section 4(b) of the Fourth Amendment is hereby deleted and shall have no force and effect.

2.             ONE-TIME ADD-BACK TO EBITDA.   Subject to the provisions of this Section 2 and the satisfaction of the other conditions set forth in this Amendment, the Lenders hereby agree that, solely for the purpose of determining compliance with the minimum EBITDA covenants set forth in Paragraphs (c) and (d) of Annex G (Financial Covenants) to the Credit Agreement, as amended by this Amendment, the Parent and its Subsidiaries may, for the Fiscal Period ended April 17, 2004, make a one-time add-back adjustment to EBITDA in the aggregate amount of $480,000 with respect to certain adjustments directly resulting from a quarter end adjustment in the amount of $480,000 to increase workers’ compensation reserves for all periods prior to November 1, 2003.  This add-back is in addition to the add-back to EBITDA set forth in Section 2 of the Fourth Amendment.

3.             REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWERS.  The Parent and the US Borrower, jointly and severally, and UK Borrower, only in respect of itself, severally, make the following representations and warranties to each Lender and each Agent with respect to all Credit Parties:

3.1                           Power and Authority.  Each of the Credit Parties has all corporate or other organizational power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement, as amended hereby.

3.2                           Due Authorization, Non-Contravention.  The execution, delivery and performance by each Credit Party of this Amendment and the Consent, as applicable, and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby (a) have been duly authorized by all necessary corporate, limited liability company or partnership action, (b) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, as applicable, (c) do not violate any law or regulation or any order or decree of any court or Governmental Authority of the United States or the United Kingdom or, in each case, any political subdivision thereof, (d) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, except where any such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (e) do not result in the creation or imposition of any Lien on any of the property of such Person.

3.3                           Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Credit Party which is a party thereto and this Amendment, the Consent and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be limited by Insolvency Laws or similar laws affecting creditors’ rights generally or by general equitable principles.

3.4                           No Default or Event of Default.  No event has occurred and is continuing after giving effect to this Amendment or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.5                           Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective only if and when (i) signed by, and when counterparts hereof shall have been delivered to the US Agent (by hand delivery, mail or telecopy) by, the Parent, the Borrowers and the Requisite Lenders; (ii) each Guarantor shall have delivered to the US Agent executed counterparts of the Consent; (iii) Borrowers shall have delivered to the US Agent a certificate certifying that the charters, bylaws (or other similar organizational document) and resolutions authorizing the execution, delivery and performance by the Credit Parties of their obligations under the Credit Agreement, each in the form delivered to the Agents on the Closing Date, are in full force and effect and have not been amended, rescinded or otherwise modified as of the date of this Amendment (other than an amendment to Parent’s bylaws to reduce the number of members of the board of directors from six to five); that no other resolutions have been adopted with respect to this Amendment and that no further authorization or consent is required to be obtained with respect to the execution, delivery and performance of this

Amendment, the Consent and the Credit Agreement as amended hereby; and an incumbency certificate for each Credit Party; and (iv) the US Agent, for the ratable benefit of the Lenders, shall have received payment by the Borrowers of a non-refundable fee equal to $50,000.

5.             EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of the Parent and each Borrower confirms that, as amended hereby, each of the Loan Documents is in full force and effect.

6.             RELEASE AND WAIVER OF CLAIMS, DEFENSES AND RIGHTS OF SET OFF.  Each of the Parent and the Borrowers acknowledges that the US Agent, the UK Agent and the Lenders have performed all obligations and duties owed to the Parent and the Borrowers under the Loan Documents through the date hereof, and each such party further, acknowledges, represents and warrants that, none of the Parent or the Borrowers has any claim, cause of action, defense, or right of set off against the US Agent, the UK Agent or the Lenders, and, to the extent that any such party has any such rights, each of the Parent and the Borrowers hereby releases, waives, and forever discharges the US Agent, the UK Agent and the Lenders (together with each of their predecessors, successors and assigns) and each of their officers, directors, employees, agents and representatives from each action, cause of action, suit, debt, defense, right of set off, or other claim whatsoever, in law or in equity, known or unknown against the US Agent, the UK Agent or the Lenders, or such officers, employees, agents or representatives.  Each of the Parent and each Borrower hereby specifically waives as against the US Agent, the UK Agent or the Lenders any rights they or any of them may have under Section 1542 of the California Civil Code, which provides as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

7.             APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES.

8.             COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Credit Party.

9.             CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Fifth Amendment to Multicurrency Credit Agreement and Consent of Guarantors as of the date set forth above.

WESTAFF (USA), INC.

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

WESTAFF SUPPORT, INC.

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

WESTAFF (U.K.) LIMITED

By:	/s/ Dwight S. Pedersen
Name:	Dwight S. Pedersen
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION,
as US Agent, UK Agent, a US Revolving Lender, a Term Lender and a UK Revolving Lender

By:	/s/ Lawrence E. Ridgway
By:	Lawrence E. Ridgway
Duly Authorized Signatory

BANK OF AMERICA, N. A.,
as Documentation Agent, a US Revolving Lender, a Term Lender and a UK Revolving Lender

By:	/s/ David T. Knoblauch
Name:	David T. Knoblauch
Title:	Senior Vice President

S-1

The following Person is a signatory to this Fifth Amendment to Multicurrency Credit Agreement and Consent of Guarantors in its capacity as a Credit Party and not as a Borrower.

WESTAFF, INC.

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

S-1

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and each other Loan Document (including US Borrower and Term Borrower in its capacity as a Guarantor of the Obligations of the other Borrowers) and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Parent Guaranty, the Subsidiary Guaranty, and the cross-guaranty contained in the Credit Agreement continue in full force and effect, and (c) ratifies the Parent Guaranty, the Subsidiary Guaranty or the cross-guaranty contained in the Credit Agreement, as applicable, and each of the Loan Documents to which it is a party and further ratifies the Liens granted by it to any Agent for its benefit and the benefit of the Lenders.

[signatures following; remainder of page intentionally left blank]

Consent -1

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the date first set forth above.

WESTAFF, INC.

By	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

WESTERN MEDICAL SERVICES, INC.,
a California corporation

By:	/s/ Gary A. Kittleson
Name:	Gary Kittleson
Title:	Executive Vice President, Chief Financial Officer and Secretary

WESTAFF (USA), INC.

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

WESTAFF SUPPORT, INC.

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

Consent Signatures - 1

MEDIAWORLD INTERNATIONAL

By:	/s/ Dirk A. Sodestrom
Name:	Dirk A. Sodestrom
Title:	Senior Vice President and Chief Financial Officer

Consent Signatures - 2

Schedule 1/Exhibit 1.1(a)(i)

[see attached]

Exhibit 1.1(a)(i)

Westaff (USA), Inc.

Combined Notice of Revolving Credit Advance and Collateral Activity Report - (A/R Only Rollforward)

Capitalized terms used herein which are defined in the Credit Agreement dated as of 5-17-02 shall have the meanings therein defined.  The undersigned hereby certifies that on the date hereof and on the borrowing date set forth below, and after giving effect to the Advances requested hereby: (i) there exists and there shall exist no Default or Event of Default under the Credit Agreement; (ii) the proceeds of the Revolving Credit Advances will be used in accordance with Section 1.4  of the Credit Agreement; and (iii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects.

Client and Address		Name of Contact				Phone
Phone
Phone
Request Date		LIBOR Loan Amount				Fax
Current Index Rate Loan Request		LIBOR Period:

Wire Information	US Bank	Bank of America
Address	2890 North Main Street	345 Montgomery Street
	Walnut Creek, CA 94596	San Francisco, CA 94104
Account Name	Westaff USA, Inc	Westaff USA, Inc
ABA#	091 000 022	121 000 358
Acct#	1534 906 00159	14990 13019
Wire Amount	$0.00	$0.00

Bank Contact	Scott Smith (925) 942-9484	Nancy Tully (714) 850-6589

Collateral Availability Information
A/R Aging Balance	from AR Aging dated			$
Ineligible Accounts	from Borrowing Base Cert for P/E			$
Eligible Aging Balance				#VALUE!

Current Week Activity
Beginning AR Balance	from previous request dated		+		$—
Plus: Sales	Information recorded on		+		$—
Minus: Cash Receipts Applied			-		$—
Minus: Credit Memos			-		$—
Minus: Discounts			-		$—
Plus/Minus: Other Debits/Credits			+/-		$—
Explanation
Ending Net Current AR Activity					$—

Current A/R Balance				#VALUE!

Available A/R Aging Advance rate		85%					#VALUE!

Revenue Week				$
$
Beginning Net Current Activity
Plus: Estimated Sales			+		$—
Minus: Current billing			-		$—
Ending Net Current Week Activity					$—
Net Current Revenue Week Balance				#VALUE!
Revenue Week Advance rate	Lesser of 50% of net revenue week or $5,000,000	50%					$

Total Available	Lesser of total available or $50,000,000						#VALUE!
Less: Revolver						-	$
Less: LIBOR Outstanding						-	$
Less: Outstanding Letters of Credit						-	$
Less: Reserves	$—					-	$—
( )						-	$—

Excess Availability							#VALUE!

Loan Balance
Revolver Balance	Line H Last Request Dated			$
Minus: Deposit Sweep From Last to Current Request			-		$—
Plus: Current Amount Requested (From Above)			+		$—
Plus: Interest/Other (From MM/DD/YY to MM/DD/YY)			+		$—
Minus: Other(From MM/DD/YY to MM/DD/YY)			-		$—
Revolver Balance After Advance							#VALUE!
Westaff (USA), Inc. has caused this Request to be executed by its duly authorized officer as of the date and year first written above.
Westaff (USA), Inc. certifies that the Advance herein requested is for the separate accounts of the following Borrowers in the following respective amount by 11:30 am PST: Westaff (USA), Inc.					$—

Authorizations	Christa Leonard			Phone			Treasury Fax
Requested by:
Duly Authorized Signatory
68411.2
Fax to:	Meri Yermakov at GE Capital (312) 463-3854;	Phone: (312) 441-7542

FOR WESTAFF PURPOSES ONLY

Prepared By:	Reviewed By:

Schedule 2/Exhibit 4.1(b)

[see attached]

Westaff USA,  Inc.

PERIOD-END COLLATERAL REPORT AND BORROWING CERTIFICATE

Period-Ending:	XXXX
Report #:	1
Report Date:	#VALUE!

REVOLVING FACILITY

Consolidated
ELIGIBLE ACCOUNTS
As of:
1.) A/R Aging Balance as of the Period End		XXXX		$	XXXX
2.) LESS: Ineligible Accounts Receivable (Per Attached Schedule A)		XXXX			$—
3.) Eligible Accounts Receivable		XXXX		$	#VALUE!

REVENUE WEEK

		From:	To:
4.) ADD: Revenue Week for the period to date:		XXXX	#VALUE!	XXXX

BORROWING BASE

5.) ADD: 85% (of Line 3)				$	#VALUE!
6.) ADD: 50% (of Line 4)	Not to exceed $5,000,000		As of:	$	#VALUE!
7.) Borrowing Base as of the period to date:	Not to exceed $50,000,000		XXXX	$	#VALUE!

BORROWING AVAILABILITY			As of:
Index Rate Loan			XXXX	$	XXXX
LIBOR One Month			XXXX	$	XXXX
LIBOR Two Month			XXXX		$—
LIBOR Three Month			XXXX	$
Stand-by L/Cs			XXXX	$	XXXX
Other (Specify) Reserve			XXXX	$	XXXX
8.) Total Obligations at Period-end			XXXX		$—
As of:
9.) Borrowing Availability (Line 8 minus Line 9)			XXXX	$	#VALUE!

The undersigned represents and warrants, that as an officer of Westaff (USA), Inc. and not in his or her individual capacity, as follows:

(A)  The information provided above and in the accompanying supporting documentation is true, complete and correct, and complies fully with the conditions, terms and covenants of the Multicurrency Credit Agreement dated May 17, 2002, among Westaff USA, Inc., (“Westaff USA”), Westaff (CA), Inc., (“WCA”), Westaff Limited Partnership (“WestLP”, and collectively with Westaff USA and WCA, the “US Borrowers”), Westaff (U.K.) Limited, as UK Borrower, Westaff Support, Inc., as Term Borrower, Westaff Inc., as the Parent, Agent, and the Lenders from time to time party thereto (as may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”).

(B)  Each of the representations and warranties contained in the Loan Documents is true and correct as of the date hereof, except where such representation and warranty may otherwise expressly refer to an earlier date, in which case it is true and correct of such earlier date.

(C)  The calculations set forth herein are made in accordance with the Credit Agreement, and do not include as Eligible Accounts those Accounts which are ineligible pursuant to the terms of Section 1.6 of the Credit Agreement.

(D)  Since the date of the last financial statement or certification furnished to the US agent:

(i)  No event or circumstance has occurred that would have a Material Adverse Effect; and

(ii) No event which is, or with notice or lapse of time or both would be, a default under the Credit Agreement

IN WITNESS WHEREOF, I have signed this Borrowing Base Certificate as of this XX day of Month, 2004

Westaff USA, Inc.

By:	Christa Leonard

Name:	Christa Leonard

Title:	V.P. and Treasurer

5th Amendment Exh-borrowing certificate

Westaff USA,  Inc.

SCHEDULE A

SCHEDULE OF INELIGIBLES

FOR THE PERIOD ENDED:

XXXX

Ineligible Accounts Receivable	Domestic

Over 90 days past invoice date	$	XXXX
50% Cross Aging	$	XXXX
Credit Balances Over 90 days past invoice date	$	XXXX
Foreign Accounts		$—
Government - Note 1	$	XXXX
Contra Elimination	$	XXXX
InterCompany	$	XXXX
Datings/Futures		$—
Cash/COD’s		$—
Bankrupt Accounts		$—
Concentration excess		$—
Other (Specify)		$—

TOTAL ACCOUNTS RECEIVABLE INELIGIBLES
(To Line #10 of Borrowing Certificate)		$—

Note 1: Excluded Government accounts include all federal accounts that have not executed an assignment of claims and all state, county, city and other local state government in excess of $2,500,000 of the aggregate of all state accounts that have not executed an assignment of claims.

Westaff USA Inc.

Detailed AR Reconciliation

For Period XX, FY 2004

	XX/XX/XX	Comments
A/R Balance by Category per the Summary Aging	XXXX	See detail e-mailed as GEARpeX-XX.xls

Reconciling Items
a) Period X Sales invoiced on XX/XX/XX	XXXX	See faxed support denoted as (a)
Total Reconciling Items	$0

Reconciled Balance	$0	See detail e-mailed as GEARpeX-XX.xls

A/R Open Amount (balance) per the Summary Aging	#VALUE!	Per BBC Template
Variance	#VALUE!

A/R Beginning Borrowing Base Figure	#VALUE!

Reconciling Items
b) Revenue Week	XXXX	See detail e-mailed as ARRevWeekXXXXXX.xls
c) Unapplied Cash	XXXX	See detail e-mailed as GEARReconX-XX.xls
d) Adjusted Accrual Revenue Week	XXXX	See faxed support denoted as (d)
e) ”QPX” Receivables	XXXX	QPX receivables are trade receivables but are included in “Other Current Assets” for accounting purposes
f) Other	XXXX	Immaterial
Total Reconciling Items	$0

Reconciled A/R Aging Balance	#VALUE!

General Ledger A/R Balance - Domestic	XXXX	See detail e-mailed as ARBBCGLX-XX.xls
Variance	#VALUE!

Reconciling Items
g) Allowance for doubtful accounts	XXXX	See detail e-mailed as ARBBCGLX-XX.xls
h) Foreign Accounts Receivable	XXXX	See detail e-mailed as ARBBCGLX-XX.xls
Total Recconciling Items	—

Aggregated General Ledger A/R Balance - Consolidated	—	See detail e-mailed as ARBBCGLX-XX.xls

A/R Balance per the Financial Statements	XXXX	From Financial Statements provided each period
Variance	#VALUE!

Westaff USA, Inc.

Consolidated Accounts Receivable Reconciliation

As of XX/XX/2004 in $000:	Domestic Aging	Domestic G/L	Consolidated Financials

Balance per Source Records:	#VALUE!	XXXX	#VALUE!

Revenue Week		#VALUE!	#VALUE!
Unapplied Cash (DIT)		#VALUE!	#VALUE!
Adjustments: Accrual Revenue Week		#VALUE!	#VALUE!
Foreign		—	#VALUE!
QPX Receivables		#VALUE!	#VALUE!
Other		#VALUE!	#VALUE!

Total Adjustments		#VALUE!	#VALUE!

Reconciled Totals	#VALUE!	#VALUE!	#VALUE!

Variance ineligible:
Variance Between Aging & G/L (if G/L is lower)		$—